Taxation (Composition of Income Tax Expense, Reconciliation between the Statutory CIT Rate and Group's Effective Tax Rate) (Details) - USD ($) $ in Millions			3 Months Ended	12 Months Ended
		Apr. 05, 2018	Mar. 31, 2018	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
TAXATION [Abstract]
Statutory CIT rate				25.00%	25.00%	25.00%
Effect of tax holidays	[1]			(27.00%)	(19.10%)	(16.00%)
Tax differential from statutory rate applicable to overseas subsidiaries				1.90%	8.70%	1.20%
Effect of withholding taxes	[2]			35.50%	3.00%	2.30%
Changes in valuation allowance				6.50%	11.20%	0.90%
Other permanent book-tax differences				1.50%	4.50%	(0.60%)
Effective CIT rate				43.40%	33.30%	12.80%
Additional withholding income taxes			$ 47.0
Special cash dividend amount		$ 500.0

[1]	The income tax reversals resulting from the preferential income tax rate that AmazGame received as a 2015, 2016 and 2017 KNSE and from the preferential income tax rate that Chuangxiang received as a 2017 Software Enterprise are included in the "Effect of tax holidays" in the table above.
[2]	Additional income withholding tax of $47 million that was recognized in the first quarter of 2018 due to a revised policy for the Company's PRC subsidiaries with respect to their distribution of cash dividends is included in "Effect of withholding taxes" in the table above. The revised policy was adopted to facilitate the distribution of a special cash dividend in the aggregate amount of approximately $500.0 million that was declared by the Company's Board of Directors on April 5, 2018.